                           UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K
                           CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            APRIL 23, 1997
            -----------------------------------------------
            Date of Report (Date of earliest event reported)


                           SEAL FLEET, INC.
     -----------------------------------------------------
     (Exact name of registrant as specified in its charter)

          NEVADA                      0-5668            74-1670096
  ---------------------------       -----------       --------------
  State or other jurisdiction       (Commission       (IRS Employer
     of incorporation)              File Number)   Identification No.)


      125 WORTH AVENUE, SUITE 314, PALM BEACH, FL.         33480
      --------------------------------------------       ---------
       (Address of principal executive offices)          (Zip Code)

                              1-561-833-5111
           --------------------------------------------------
           Registrant's telephone number, including area code

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Item 4. Changes in Registrant's Certifying Accountant

On April 23, 1997, at the recommendation of the Board of Directors, Ernst & Young LLP was engaged as the Company's new principal independent accountants for the fiscal year 1997, subject to shareholder approval at the annual meeting of shareholders scheduled for May 14, 1997. Pannell Kerr Forster of Texas, P.C. was notified that it will not be re-engaged as the Company's principal independent accountants.

Pannell Kerr Forster of Texas, P.C.'s reports on the financial statements of the Company for the last two years did not contain an adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principles. The report on the financial statements for the 1995 and 1994 fiscal years raised an issue concerning the Company's ability to continue as a going concern, but the report on the financial statements for the 1996 fiscal year did not raise this as an issue.

During the two most recent fiscal years and the latest interim period there were no disagreements with Pannell Kerr Forster of Texas, P.C. on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure. During this period, neither the Company nor anyone on its behalf consulted the newly-engaged principal accountants, Ernst & Young LLP, regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and no advice was provided by Ernst & Young LLP regarding accounting, auditing or financial reporting issues.

The Registrant has requested that Pannell Kerr Forster of Texas, P.C. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Pannell Kerr Forster of Texas, P.C.'s letter to the SEC, dated April 29, 1997, is filed as Exhibit 16 to the Form 8-K.
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Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

         16.  Letter re change in certifying accountant


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SEAL FLEET, INC.

                              Signed:  /s/ James S. Goodner
                              -----------------------------
                          James S. Goodner, Vice President and
                                 Chief Financial Officer

April 30, 1997

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                         Exhibit Index
                         -------------

Exhibit Number       Exhibit
--------------       -------
     16              Letter re change in certifying accountant.


                             EXHIBIT 16

                 PANNELL KERR FORSTER OF TEXAS, P.C.
                    5847 SAN FELIPE, SUITE 2300
                        HOUSTON, TEXAS 77057
                        Phone: (713) 780-8007
                         Fax: (713) 784-3360



Securities and Exchange Commission
Washington, D.C. 20549


Gentlemen:

We have read Item 4 of the Current Report on Form 8-K of Seal Fleet, Inc. (Commission File No. 0-5667) and we agree with the statements contained therein as they relate to our firm.

/s/ Pannell Kerr Forster of Texas, P.C.

PANNELL KERR FORSTER OF TEXAS, P.C.

Houston, Texas
April 29, 1997